Supplement dated August 12, 2022
to the Statement of Additional Information (SAI), dated August 1, 2022, for the following funds:
Fund
Columbia ETF Trust I
Columbia Diversified Fixed Income Allocation ETF
Columbia Multi-Sector Municipal Income ETF
Columbia Research Enhanced Core ETF
Columbia Research Enhanced Value ETF
Columbia Seligman Semiconductor and Technology ETF
Columbia Short Duration Bond ETF
Columbia Sustainable International Equity Income ETF
Columbia Sustainable U.S. Equity Income ETF
Columbia ETF Trust II
Columbia EM Core ex-China ETF
Columbia Emerging Markets Consumer ETF
Columbia India Consumer ETF
Effective on or about October 14, 2022 (the Effective Date), the fund names for Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF will change as indicated in the table below. Accordingly, on the Effective Date, all references to the Current Fund Names in the SAI are hereby deleted and replaced with the New Fund Names. In addition, as of the Effective Date, the following changes described in this Supplement are hereby made to the SAI.
Current Fund Names	New Fund Names
Columbia Sustainable International Equity Income ETF	Columbia International ESG Equity Income ETF
Columbia Sustainable U.S. Equity Income ETF	Columbia U.S. ESG Equity Income ETF
On the Effective Date, throughout the SAI, Columbia International ESG Equity Income ETF and Columbia U.S. ESG Equity Income ETF will be referred to as International ESG Equity Income ETF and U.S. ESG Equity Income ETF, respectively.
The information under the heading “Information Regarding Risks” in the “About the Trusts” section of the SAI is hereby revised to replace Index Methodology Risk and Environmental, Social and Governance Investing Risk as follows:
Index Methodology Risk. This risk applies to the Index Funds. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the Index may not follow its stated methodology for construction or errors may be made in Index computation, construction and reconstitution or rebalancing, as applicable, despite any procedures designed to prevent such occurrences and despite due diligence conducted by the Investment Manager. Errors may result in a negative performance impact to the Fund and its shareholders.
Environmental, Social and Governance Investment Research Tools Risk. Applicable to International ESG Equity Income ETF and U.S. ESG Equity Income ETF. The Investment Manager’s proprietary ESGM Ratings system and screens are subjective (based on the Investment Manager’s opinion) research tools incorporated into the Index constituent selection process. These research tools may not operate as intended and may cause the Fund to underperform other investment strategies. Fund performance will depend upon the quality and accuracy of the assumptions and framework (which may be amended over time) upon which these research tools are based, as well as the accuracy and availability of data they employ, which may be based on proprietary and/or third-party research, or may be provided by the issuers themselves (which also may be based upon data obtained from third parties). Any errors in the data could adversely affect these research tools and Fund performance.
These research tools depend, in part, upon subjective selection and application of factors and data inputs. The Investment Manager has discretion to determine the data collected and incorporated into these research tools, as well as in interpreting and applying the data used in these research tools. It is not practicable for these research tools to factor in all available data, and no assurance can be given that such data will be helpful or be free from errors. Information the Investment Manager deems
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sufficient to calculate a company’s ESGM Rating may not be available for certain companies in the Index’s starting universe, and such companies are then ineligible for inclusion in the Index. The inability to assign an ESGM Rating to such companies may also affect the relative ESGM Ratings, and therefore the eligibility for inclusion in the Index, of companies that are assigned ESGM Ratings.
The rest of the section remains the same.
The information under the “Other Information” section of the SAI is hereby superseded and replaced with the following:
Other Information
Index Provider Information
Bloomberg, as defined below, is not affiliated with the Trusts, Investment Manager, Administrator, Custodian, Distributor, Transfer Agent or any of their respective affiliates. The Investment Manager has entered into a license agreement with Bloomberg pursuant to which the Investment Manager pays a fee to use the Bloomberg indexes noted below. The Investment Manager sub-licenses rights to these indexes to the Funds at no charge.
For Diversified Fixed Income Allocation ETF, Multi-Sector Municipal Income ETF, and Short Duration Bond ETF:
“BLOOMBERG®” is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the Fund’s Index.
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of the Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Fund. The Fund’s Index is licensed for use by the Investment Manager as the Investment Manager of the Fund. The only relationship of Bloomberg and Barclays with the Investment Manager in respect of the Fund’s Index is the licensing of the Fund’s Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Fund or the owners of the Fund.
Investors in the Fund neither acquire any interest in the Fund’s Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund or the advisability of investing in securities generally or the ability of the Fund’s Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Investment Manager or the owners of the Fund or any other third party into consideration in determining, composing or calculating the Fund’s Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Fund, investors or other third parties. In addition, the licensing agreement between the Investment Manager and Bloomberg is solely for the benefit of the Investment Manager and Bloomberg, and not for the benefit of the owners of the Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE FUND’S INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE FUND’S INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FUND’S INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUND’S INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE FUND’S INDEX AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE FUND’S INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT
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LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE FUND’S INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUND.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.
Index Starting Universe Providers and Other Related Service Providers
For Research Enhanced Core ETF and Research Enhanced Value ETF:
FTSE Russell is not affiliated with the Trusts, Investment Manager, Administrator, Custodian, Distributor, Transfer Agent or any of their respective affiliates. The Investment Manager has entered into a license agreement with FTSE Russell pursuant to which the Investment Manager pays a fee to use FTSE Russell’s indexes as starting universes for the Beta Advantage® Research Enhanced U.S. Equity Index and Beta Advantage® Research Enhanced U.S. Value Index.
The Beta Advantage® Research Enhanced U.S. Equity Index is calculated and maintained by FTSE Russell using the Russell 1000 Index as a starting universe, and aims to reflect the performance of a Columbia Management methodology. FTSE Russell does not sponsor, endorse, sell, or promote any investment vehicle that is offered by any third party that seeks to provide an investment return based on the performance of any index. It is not possible to invest directly in an index.
The Beta Advantage® Research Enhanced U.S. Value Index is calculated and maintained by FTSE Russell using the Russell 1000 Value Index as a starting universe, and aims to reflect the performance of a Columbia Management methodology. FTSE Russell does not sponsor, endorse, sell, or promote any investment vehicle that is offered by any third party that seeks to provide an investment return based on the performance of any index. It is not possible to invest directly in an index.
For International ESG Equity Income ETF and U.S. ESG Equity Income ETF:
MSCI
The MSCI EAFE Index and the MSCI USA Index (the MSCI Indices) were used by the Investment Manager as the starting universe of companies for selection of the companies included in the Beta Advantage® International ESG Equity Income Index and the Beta Advantage® U.S. ESG Equity Income Index (the Beta Advantage Indices), respectively. MSCI does not in any way sponsor, support, promote or endorse the Beta Advantage Indices. The MSCI Indices were provided on an “as is” basis. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages in connection with the MSCI Indices or the Beta Advantage Indices.
Solactive AG
Solactive AG is a service provider to the Investment Manager in connection with the Beta Advantage® Indices. The Beta Advantage® International ESG Equity Income Index and the Beta Advantage® U.S. ESG Equity Income Index are owned by the Investment Manager. International ESG Equity Income ETF uses the Beta Advantage® International ESG Equity Income Index and U.S. ESG Equity Income ETF uses the Beta Advantage® U.S. ESG Equity Income Index pursuant to a licensing agreement with the Investment Manager. The Beta Advantage Indices are maintained by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the Beta Advantage Indices and has responsibility for calculating the intra-day value of the Beta Advantage Indices.
The value of the Beta Advantage® International ESG Equity Income Index will be disseminated under the following ticker: BAINEI. The value of the Beta Advantage® U.S. ESG Equity Income Index will be disseminated under the following ticker: BAUSEI. Neither the Investment Manager nor its licensors guarantee the accuracy and/or the completeness of the Beta Advantage Indices or any data included therein, and neither the Investment Manager nor its licensors shall have any liability for any errors, omissions or interruptions therein. The Investment Manager and its licensors make no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds, or any other person or entity from the use of the Beta Advantage Indices or any data included therein. The Investment Manager and its licensors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Beta Advantage Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Manager and its licensors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Beta Advantage Indices, even if notified of the possibility of such damages.
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The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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